UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 9, 2003

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-90436 (Commission File No.)	22-3702647 (IRS Employee Identification No.)

Market Place Tower

2025 First Avenue, Suite 1200

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 374-1515

Item 7.    Financial Statements and Exhibits

(c)

Exhibit Number	Description
99.1	Press Release dated May 9, 2003

Item 9.    Regulation FD Disclosure (Information Provided Under Item 12)

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216.

On May 9, 2003, American Seafoods Group LLC issued a press release announcing its financial results for the quarter and year ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SEAFOODS GROUP LLC
Date: May 9, 2003

	By:	/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 9, 2003